Subsequent events	12 Months Ended
Dec. 31, 2020
Subsequent events
Subsequent events

24.         Subsequent events:

(a)  Share consolidation:

On January 12, 2021, the shareholders of the Company approved a special resolution for an amendment to the Company’s articles and authorized a consolidation (the “Share Consolidation”) of the common shares on the basis of a ratio that would permit the Company to qualify for a secondary listing on the NASDAQ Stock Market LLC (“Nasdaq”). On January 12, 2021, following the shareholder approval of the Share Consolidation, the Board authorized the implementation of the Share Consolidation on the basis of one (1) post-consolidation common shares for every five (5) pre-consolidation common shares. The Share Consolidation was completed on February 1, 2021 and resulted in in the number of issued and outstanding common shares being reduced from approximately 67.5 million to approximately 13.5 million, on a non-diluted basis and no fractional common shares were issued as a result of the Share Consolidation. Any fractional interest in common shares that would otherwise result from the Share Consolidation will be rounded up to the next whole common share, if the fractional interest is equal to or greater than one-half of a common share, and rounded down to the next whole common share if the fractional interest is less than one-half of a common share. Effective on the date of the Share Consolidation, the exercise price and number of common shares issuable upon the exercise of outstanding stock options, warrants and other outstanding convertible securities were proportionately adjusted to reflect the Share Consolidation in accordance with the terms of such securities for the holders of such instruments.

The Company has retrospectively presented the per share calculations reflecting the number of common shares on a post-Share Consolidation basis (see note 21).

(b)  Nasdaq trading

On March 15, 2021, the common shares of the Company were approved for listing and trading in U.S. dollars on the Nasdaq Capital Market of The Nasdaq Stock Market LLC (“Nasdaq”). Trading on the Nasdaq commenced at the start of trading on March 16, 2021 under the symbol “GBNH”. Greenbrook’s common shares will continue trading on the Toronto Stock Exchange in Canadian dollar currency under the symbol “GTMS”.

(c)   Achieve TMS Earn-out and escrow finalization:

The earn-out in relation to the Achieve TMS Acquisition was confirmed to be $10,319,429, of which $3,095,799 was settled through the issuance of an aggregate of 231,011 common shares to the vendors on March 26, 2021. Of the remaining $7,223,630 of earn-out payable,  $2,780,590 was paid in cash on March 26, 2021. Certain vendors have agreed to defer $4,443,040 of the cash earn-out consideration due to them until June 30, 2021 in exchange for additional cash consideration in the aggregate amount of $300,000 which will be made concurrently with the deferred cash payment.

In addition, the remaining $1,050,000 of deferred consideration held in an escrow account has also been finalized as all escrow conditions have been satisfied. On March 26, 2021, the amount held in escrow as part of the Achieve TMS Acquisition was released in accordance with the membership interest purchase agreement.